                                                                 EXHIBIT 10.9(a)

         CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.
           PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE
      DENOTED BY ["ECONOMIC TERMS OMITTED"], ["CAPACITY TERMS OMITTED"] OR
      ["OTHER COMPETITIVE TERMS OMITTED"]. MATERIAL OMITTED HAS BEEN FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          AMENDED AND RESTATED ADDENDUM
                                       TO
                        AC-1 CAPACITY PURCHASE AGREEMENT
                                       AND
                       INLAND CAPACITY PURCHASE AGREEMENTS
                                      WITH
                         WORLDPORT COMMUNICATIONS, INC.


         This Amended and Restated Addendum (this "Addendum") amends and restates in its entirety the Addendum dated as of December 7, 1998 to the Capacity Purchase Agreement and the Inland Capacity Purchase Agreements referred to below and is dated as of March 9, 1999 and is entered into among Atlantic Crossing Ltd., formerly known as Global Telesystems Ltd. (the "Grantor"), Worldport Communications, Inc. (the "Purchaser") and the Subsidiary Grantors set forth on the signature pages hereto (the "Subsidiary Grantors").

                              W I T N E S S E T H:

         WHEREAS, Grantor and Purchaser entered into the Capacity Purchase Agreement, dated as of April 7, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Capacity Purchase Agreement"; and as amended by this Addendum and as the same may be further amended, supplemented or otherwise modified from time to time, the "Capacity Purchase Agreement");

         WHEREAS, in accordance with the terms of the Capacity Purchase Agreement, Purchaser has agreed to purchase the Purchased Capacity, representing a minimum of ["CAPACITY TERMS OMITTED"] STM-1s on Segment S-1;

         WHEREAS, Purchaser has entered into (a) an Indefeasible Right of Use Agreement in Inland Capacity (United Kingdom), dated as of April 7, 1998 (as amended, supplemented or otherwise modified from time to time, the "UK Inland Agreement"), with GT U.K. Ltd., pursuant to which the Purchaser has agreed to purchase a minimum of ["CAPACITY TERMS OMITTED"] STM-1s of Inland Capacity (as defined therein, the "UK Inland Capacity") and (b) an Indefeasible Right of Use Agreement in Inland Capacity (United States), dated as of April 7, 1998 (as amended, supplemented or otherwise modified from time to time, the "US Inland Agreement"; and together with the UK Inland Agreement and the Capacity Purchase Agreement, the "Agreements"), with GT Landing Corp., pursuant to which the Purchaser has agreed to purchase a minimum of ["CAPACITY TERMS OMITTED"] STM-1s of Inland Capacity (as defined therein, the "US Inland Capacity"; and together with UK Inland Capacity, the "Inland Capacity");

     "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

         WHEREAS, the Purchaser desires to have the immediate use of ["CAPACITY TERMS OMITTED"] STM-1s of the Purchased Capacity (the "Subject Subsea Capacity"), the immediate use of ["CAPACITY TERMS OMITTED"] STM-1 of UK Inland Capacity (the "Subject UK Inland Capacity") and ["CAPACITY TERMS OMITTED"] STM-1s of US Inland Capacity (the "Subject US Inland Capacity"; the Subject Subsea Capacity, Subject UK Inland Capacity and Subject US Inland capacity are collectively referred to herein as the "Subject Capacity") and Grantor, together with the Subsidiary Grantors, are willing to provide such immediate use, subject to the terms and conditions set forth herein;

         WHEREAS, the Purchaser also desires to (i) redesignate ["CAPACITY TERMS OMITTED"] of the STM-1s of Purchased Capacity from Segment S-1 to Segment S-4; and (ii) amend the number of STM-1s to be purchased under the UK Inland Agreement from ["CAPACITY TERMS OMITTED"] STM-1s to ["CAPACITY TERMS OMITTED"] STM-1s and the Grantor, together with the Subsidiary Grantors, are willing to agree to such redesignation and such amendment, subject to the terms and conditions set forth herein (the definition of "Purchased Capacity" is hereby amended to refer to ["CAPACITY TERMS OMITTED"] STM-1s of Segment S-1 Purchased Capacity and ["CAPACITY TERMS OMITTED"] STM-1s of Segment S-4 Purchased Capacity and the definition of "UK Inland Capacity" shall be deemed amended to refer to ["CAPACITY TERMS OMITTED"] STM-1s of UK Inland Capacity and not ["CAPACITY TERMS OMITTED"] STM-1s); and

         WHEREAS, the parties wish to modify the agreements with respect to the Purchased Capacity other than the Subject Capacity.

         NOW, THEREFORE, the Parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

         2. Payment for Subject Subsea Capacity. (a) The purchase price for the Subject Subsea Capacity set forth in the Capacity Purchase Agreement is ["ECONOMIC TERMS OMITTED"] for the ["CAPACITY TERMS OMITTED"] STM-1 and ["ECONOMIC TERMS OMITTED"] for the subsequent ["CAPACITY TERMS OMITTED"] STM-1s or ["ECONOMIC TERMS OMITTED"] in the aggregate (the "Initial Subsea Subject Payment"). In addition, the Purchaser desires that ["CAPACITY TERMS OMITTED"] STM-1s of Subject Subsea Capacity be designated Segment S-4 and ["CAPACITY TERMS OMITTED"] STM-1 of Subject Subsea Capacity be designated Segment S-1. The Purchase Price is therefore ["ECONOMIC TERMS OMITTED"] more per STM-1, or ["ECONOMIC TERMS OMITTED"] more in the aggregate (such amounts, together with the Initial Subsea Subject Payment, are hereinafter referred to as the "Subsea Subject Payment"). The Subsea Subject Payment equals ["ECONOMIC TERMS OMITTED"].

         (b) The Initial Payment of ["ECONOMIC TERMS OMITTED"] and the second payment of ["ECONOMIC TERMS OMITTED"] in December 1998 made by the Purchaser to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), pursuant

     "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST" to the Capacity Purchase Agreement, shall be allocated, to the purchase of the ["CAPACITY TERMS OMITTED"] STM-1s of Purchased Capacity set forth in paragraph 2, in the manner set out in Schedule 1-A. An additional payment of ["ECONOMIC TERMS OMITTED"] shall be made by Purchaser on the date hereof pursuant to the Capacity Purchase Agreement and this Addendum and shall be allocated (together with the Initial Payment and the Second Payment) to the purchase of such ["CAPACITY TERMS OMITTED"] STM-1s and to the Subsea Subject Payment in the manner set out in Schedule 1-A. Additional payments shall be made in accordance with Schedule 1-A (for the benefit of the Grantor and the benefit of the Subsidiary Grantors as set forth therein) until the full amount of the Subsea Subject Payment shall have been paid in full, together with interest thereon as set forth in paragraph (c) below.

         (c) Interest shall accrue on the unpaid portion of the Subsea Subject Payment from the date hereof at a rate per annum equal to["ECONOMIC TERMS OMITTED"].

         3. Payment for Subject UK Inland Capacity. (a) The purchase price for the Subject UK Inland Capacity set forth in the UK Inland Agreement is ["ECONOMIC TERMS OMITTED"] for the ["CAPACITY TERMS OMITTED"] STM-1 (the "UK Inland Subject Payment").

         (b) The Initial Payment of ["ECONOMIC TERMS OMITTED"] made by the Purchaser to GT U.K. Ltd., pursuant to the UK Inland Agreement, shall be allocated in the manner set out in Schedule 1-B. An additional payment of ["ECONOMIC TERMS OMITTED"] shall be made by the Purchaser on the date hereof, pursuant to the UK Inland Agreement and this Addendum and shall be allocated to the purchase of ["CAPACITY TERMS OMITTED"] STM-1, in the manner set out in
Schedule 1-B. Additional payments shall be made in accordance with Schedule 1-B until the full amount of the UK Inland Subject Payment shall have been paid in full, together with interest thereon as set forth in paragraph (c) below.

         (c) Interest shall accrue on the unpaid portion of UK Inland Subject Payment from the date hereof at a rate per annum equal to ["ECONOMIC TERMS OMITTED"].

         4. Payment for Subject US Inland Capacity. (a) The purchase price for the Subject US Inland Capacity set forth in the US Inland Agreement is ["ECONOMIC TERMS OMITTED"] per STM-1 or ["ECONOMIC TERMS OMITTED"] in the aggregate (the "US Inland Subject Payment").

         (b) The Initial Payment of ["ECONOMIC TERMS OMITTED"] made by the Purchaser to GT Landing Corp., pursuant to the US Inland Agreement, shall be allocated in the manner set out in Schedule 1-C. An additional payment of ["ECONOMIC TERMS OMITTED"] shall be made by the Purchaser on the date hereof, pursuant to the US Inland Agreement and this Addendum, shall be allocated, to the purchase of such ["CAPACITY TERMS OMITTED"] STM-1s, in the manner set out in
Schedule 1-C. Additional payments shall be made in accordance with Schedule 1-C until the full amount of the US Inland Subject Payment shall have been paid in full, together with interest thereon as set forth in paragraph (c) below.

         (c) Interest shall accrue on the unpaid portion of US Inland Subject Payment from the date hereof at a rate per annum equal to ["ECONOMIC TERMS OMITTED"].

     "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

         5. Taxes. (a) Notwithstanding anything herein to the contrary, the Purchaser agrees that all payments of the amounts set forth on Schedule 1-A, 1-B and 1-C to this Agreement shall be made without any deduction or withholding for or on account of any tax, duty or other charge of whatever nature imposed by any governmental authority (for purposes of this Section 2(d), "Taxes"), provided that the term "Taxes" shall not include net income taxes imposed upon the Grantor and/or the Subsidiary Grantors. If the Purchaser is required to make any such deduction or withholding on all or part of such payments then, in all events, the Purchaser shall increase the payments so that after deduction or withholding of such Taxes, the net amount received by the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) will not be less than the Grantor would have received had no such deduction or withholding been required. If any taxing or governmental authority assets that the Purchaser should have deducted or withheld with respect to all or a portion of the payments, the Purchaser hereby agrees to indemnify the Grantor and the Subsidiary Grantors for such Taxes and hold the Grantor harmless on an after-tax basis from and against any Taxes, interest or penalties levied or asserted in connection therewith.

         (b) The Parties agree to cooperate in good faith to structure payments hereunder so that the interest component thereof should not be subject to withholding taxes under current law (at the time the first installment payments are made hereunder) in the reasonable opinion of the Grantor and the Purchaser.

         (c) Notwithstanding anything to the contrary herein, the right to receipt of installment payments under Section 2 hereof shall be transferable only upon surrender for cancellation of this Addendum, and the issuance of a new Addendum registered in the name of the transferee. In addition, the Purchaser shall maintain a register in which it shall record the name of the Grantor and the Subsidiary Grantors or any transferee, and no transfer shall be valid unless so registered.

         6. Retained Interest. (a) Unless and until the Purchaser has paid the Grantor all of the payments in full in accordance with the terms of this Addendum, title to the IRUs in the Subject Subsea Capacity, the Subject UK Inland Capacity and the Subject US Inland Capacity shall not pass to the Purchaser and payment of such payments shall be secured by Grantor retaining title to such IRUs until the Subject Payments are fully paid.

         (b) Purchaser shall cooperate to allow Grantor to take all such actions and make all such filings and recordings as are reasonably requested by Grantor to establish, perfect and protect Grantor's interest in such IRUs. Purchaser hereby represents and warrants that its chief executive office is located at the address listed below its signature. The Purchaser agrees to promptly notify Grantor of any change in such location.

         (c) If the Purchaser shall fail to pay any portion of the Subject Payments to Grantor when due, then upon fifteen (15) days prior written notice to the Purchaser, if such payment has not been fully paid, the Grantor (i) may suspend all service provided to Purchaser hereunder and under the Right of Use Agreement (including suspending Purchaser's right to use the Purchased Capacity), until such payment default or other breach has been cured (including payment of default interest, if any) and (ii) shall be entitled to pursue any and all rights and legal and equitable remedies (including its rights and remedies to enforce the Purchaser's obligations under this Agreement).

         7. Other Purchased Capacity. (a) Notwithstanding any provisions to the contrary in the Capacity Purchase Agreement or the Inland Capacity Purchase Agreements, the obligations of the Purchaser thereunder to purchase capacity and the obligations of Grantor and Subsidiary Grantors to sell capacity to the Purchaser, shall be restated to constitute an agreement to purchase ["ECONOMIC TERMS OMITTED"] of capacity on any of the assets of Grantor or the Subsidiary Grantors (including without limitation, Atlantic Crossing, Pan-American Crossing, Pan-European Crossing and Global Access Limited terrestrial assets) as designated by the Purchaser. The Purchaser agrees that such purchases will be timed as follows: (i) not less than ["ECONOMIC TERMS OMITTED"] of capacity purchased by December 31, 2000 (ii) not less than ["ECONOMIC TERMS OMITTED"] (on a cumulative basis) of capacity purchased by December 31, 2001, and (iii) not less than ["ECONOMIC TERMS OMITTED"] (on a cumulative basis) of capacity purchased by December 31, 2002.

         (b) For these purposes, the price for any capacity purchased by the Purchaser will be equal to ["ECONOMIC TERMS OMITTED"] of the published ["ECONOMIC TERMS OMITTED"] price for the particular route (whether subsea or inland) at the time the capacity is activated at the Purchaser's request. Grantor and Subsidiary Grantors agree that the capacity purchase price for the New York-London and New York-Amsterdam routes (on a telehouse to telehouse basis) will not exceed ["ECONOMIC TERMS OMITTED"] per STM-1 beginning in the fourth quarter of 1999. The Purchaser shall have the option to enter into an agreement to purchase an additional ["ECONOMIC TERMS OMITTED"] of capacity on or before December 31, 2003, in which event, prices for all capacity purchased by the Purchaser other than the Subject Capacity will be equal to ["ECONOMIC TERMS OMITTED"] of the published ["ECONOMIC TERMS OMITTED"] price for the particular route at the time the capacity is activated at the Purchaser's request.

         8. Resale Restrictions. Notwithstanding any provisions to the contrary in the Capacity Purchase Agreement or the Inland Capacity Purchase Agreements, the Purchaser may, with respect to any of the capacity purchased thereunder, do any of the following:

                  ["OTHER COMPETITIVE TERMS OMITTED"]

         9. Future Purchases. The Parties hereto agree that after the Purchaser has provisioned and fully paid for all of the Purchased Capacity under the Agreements, then with respect to any future capacity to be purchased from the Grantor (the "Future Transaction"), the purchase of capacity purchased under the Capacity Purchase Agreement (the "Original Capacity") shall be deemed a part of the capacity to be purchased under the Future Transaction. To the extent the average price per STM-1 paid for the Original Capacity exceeds the average price per STM-1 owing under the Future Transaction, the Purchaser shall be entitled to a credit equal to such difference, to be applied only against the STM-1 purchases made after the Original Capacity has been activated and paid for, such credit to be applied evenly to each such additional STM-1, purchased pursuant to the Future Transaction.

      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

         10. Redesignation and Amendment. The Parties hereto confirm the amendment of the Capacity Purchase Agreement to redesignate ["CAPACITY TERMS OMITTED"] of the STM-1s of Purchased Capacity under the Capacity Purchase Agreement from Segment S-1 to Segment S-4, and that the UK Inland Agreement is hereby amended to read the number of STM-1s to be purchased under the UK Inland Agreement from ["CAPACITY TERMS OMITTED"] STM-1s to ["CAPACITY TERMS OMITTED"] STM-1s.

         11. Publicity and Confidentiality. In addition to the publicity and confidentiality provisions contained in the Agreements and, notwithstanding anything to the contrary contained in the Agreements, the Purchaser hereby agrees not to disclose, in whole or in part, (a) the provisions of this Addendum, (b) until such time as the Subsea Subject Payment, the UK Inland Subject Payment and the US Inland Subject Payment have been paid in full, the fact that the Grantor and the Subsidiary Grantors have activated an IRU in the Subject Subsea Capacity, Subject UK Inland Capacity and/or the Subject US Inland Capacity and (c) that the Parties have entered into this Addendum, in each case to any person, other than (x) to its officers, directors, employees, agents or representatives that need to know such information and (y) only with respect to the fact that the Purchaser has an IRU in the Subject Subsea Capacity, Subject UK Inland Capacity and Subject US Inland Capacity, to customers of the Purchaser who the Purchaser has transferred rights to in respect of such capacity and (z) as required by applicable law or regulation after providing opportunity to the other party to consent, which consent shall not be unreasonably withheld or delayed.

         (a) This Addendum shall be deemed to be an amendment to, part of, and subject to the other provisions contained in, each of the Agreements, and, except as expressly modified hereby, the Agreements shall remain in full force and effect without alteration or modification.

         (b) If the terms of this Addendum otherwise provide for a rate of interest in excess of that permitted under applicable law, the interest rate payable by the Purchaser hereunder shall be reduced to the maximum rate per annum permitted by applicable law.

         12. Governing Law. This Addendum shall be governed by and construed in accordance with the laws of the State of New York.

                                  ATLANTIC CROSSING LTD.


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



                                  WORLDPORT COMMUNICATIONS, INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------

     "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

                                  Title:
                                        --------------------------------------
                                  Address:
                                          ------------------------------------
                                          ------------------------------------
                                          ------------------------------------



                                  SUBSIDIARY GRANTORS:

                                  GT LANDING CORP.


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



                                  GT U.K. LTD.


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  GLOBAL TELESYSTEMS GmbH


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



                                  GT NETHERLANDS B.V.


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                  SCHEDULE 1-A
SUBSEA CAPACITY
INSTALLMENT PAYMENTS

["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                     OMITTED"]
["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                     OMITTED"]
["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                     OMITTED"]

Total Price                                          ["ECONOMIC TERMS
                                                     OMITTED"]


Payment Terms
                                                         Principal             Interest               Total
Date                                                      Payment               Payment              Payment
----                                                      -------               -------              -------
                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Initial Payment (April 7, 1998)                              OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS                                 ["ECONOMIC
Second Payment (December 1998)                               OMITTED"]                            TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Activation Payment (March 1999)                              OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June  1999                                                  OMITTED"]*      TERMS OMITTED"]      TERMS OMITTED"]*

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 1999                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 1999                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
March 2000                                                   OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 2000                                                    OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 2000                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 2000                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
March 2001                                                   OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 2001                                                    OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 2001                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 2001                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]


      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

                                                     ["ECONOMIC TERMS      ["ECONOMIC TERMS     ["ECONOMIC TERMS
March 2002                                                   OMITTED"]            OMITTED"]            OMITTED"]

                                                            ["ECONOMIC           ["ECONOMIC            ["ECONOMIC
Total                                                  TERMS OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]


* Principal payments to commence upon the earlier of (i) Purchaser having received aggregate proceeds from debt or equity issuances (other than vendor financing) of at least ["ECONOMIC TERMS OMITTED"]or (ii) ["ECONOMIC TERMS OMITTED"].

Each of the payments listed above is made for the account of Atlantic Crossing Ltd., GT Landing Corp., GT U.K. Ltd., Global Telesystems GmbH, and GT Netherlands B.V. in accordance with the following percentages:

Atlantic Crossing Ltd.                                          83.17%
GT Landing Corp.                                                 5.12%
GT U.K. Ltd.                                                     4.56%
Global Telesystems GmbH                                           4.6%
GT Netherlands B.V.                                               2.6%

Worldport Communications, Inc.

By:
   ---------------------------------------
Name:
     -------------------------------------

Date:
     -------------------------------------

Each principal payment shall be allocated ["CAPACITY TERMS OMITTED"]. In addition, interest shall be separately payable on each Payment Date above in accordance with paragraph 2(c) of the Addendum.


      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

                                  SCHEDULE 1-B

INLAND CAPACITY
UK BACKHAUL
INSTALLMENT PAYMENTS

["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                        OMITTED"]

Payment Terms
                                                         Principal             Interest               Total
Date                                                      Payment               Payment              Payment
----                                                     -------               -------              -------
                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Initial Payment (April 7, 1998)                              OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Activation Payment (March 1999)                              OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 1999                                                    OMITTED"]      TERMS OMITTED"]      TERMS OMITTED"]*

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 1999                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 1999                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
March 1999                                                   OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 2000                                                    OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 2000                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 2000                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
March 2001                                                   OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 2001                                                    OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 2001                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 2001                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                     ["ECONOMIC TERMS       ["ECONOMIC TERMS     ["ECONOMIC TERMS
March 2002                                           OMITTED"]              OMITTED"]            OMITTED"]


                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Total                                                        OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]


      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

* Principal payments to commence upon the earlier of (i) Purchaser having received aggregate proceeds from debt or equity issuances (other than vendor financing) of at least ["ECONOMIC TERMS OMITTED"] or (ii) ["ECONOMIC TERMS OMITTED"].


Worldport Communications, Inc.


By:
   -----------------------------------------
Name:
     ---------------------------------------

Date:
     ---------------------------------------

In addition, interest shall be separately payable on each Payment Date above in accordance with the terms of paragraph 3(c) of the Addendum.


      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

                                  SCHEDULE 1-C

INLAND CAPACITY
US BACKHAUL
INSTALLMENT PAYMENTS

["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                     OMITTED"]
["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                     OMITTED"]
["CAPACITY TERMS OMITTED"]                           ["ECONOMIC TERMS
                                                     OMITTED"]

Total Price                                          ["ECONOMIC TERMS
                                                     OMITTED"]

Payment Terms
                                                           Principal             Interest               Total
Date                                                        Payment               Payment              Payment
----                                                        -------               -------              -------
                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Initial Payment (April 7, 1998)                              OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Activation Payment (March 1999)                              OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 1999                                                    OMITTED"]      TERMS OMITTED"]      TERMS OMITTED"]*

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 1999                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 1999                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
March 2000                                                   OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 2000                                                    OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 2000                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 2000                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
March 2001                                                   OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
June 2001                                                    OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
September 2001                                               OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
December 2001                                                OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]


      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"

                                                     ["ECONOMIC TERMS       ["ECONOMIC TERMS     ["ECONOMIC TERMS
March 2002                                                   OMITTED"]              OMITTED"]            OMITTED"]

                                                      ["ECONOMIC TERMS           ["ECONOMIC            ["ECONOMIC
Total                                                        OMITTED"]      TERMS OMITTED"]       TERMS OMITTED"]


* Principal payments to commence upon the earlier of (i) Purchaser having received aggregate proceeds from debt or equity issuances (other than vendor financing) of at least ["ECONOMIC TERMS OMITTED"] or (ii) ["ECONOMIC TERMS OMITTED"].


Worldport Communications, Inc.


By:
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Name:
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Date:
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Each principal payment shall be allocated ["CAPACITY TERMS OMITTED"]. In addition, interest shall be separately payable on each Payment Date above in accordance with the terms of paragraph 4(c) of the Addendum.


      "INFORMATION ON THIS PAGE SUBJECT TO CONFIDENTIAL TREATMENT REQUEST"